SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 of 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 1, 1998

               CATERPILLAR FINANCIAL SERVICES CORPORATION
          (Exact name of Registrant as specified in charter)

                               Delaware
                      (State or other jurisdiction
                           of incorporation)

0-13295                                          37-1105865
(Commission File Number)                       (IRS Employer I.D. No.)

3322 West End Ave.                                     37203-0983
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:      (615)386-5800


Item 5.  Other Events

On June 1 1998, the registrant issued the attached press release (exhibit 99.1)


Item 7.  Financial Statements, and Exhibits
  (c)     Exhibits
          Exhibit
          Number         Description
          99.1           Press Release Statement to Certificate Holders


                              SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CATERPILLAR FINANCIAL SERVICES CORPORATION


                         By: /s/ Paul J. Gaeto
                             Paul J. Gaeto, Secretary


DATE:June 1, 1998
                             EXHIBIT INDEX

Exhibit
Number                   Description
99.1                     Pree Release